Exhibit 99.1

EchoStar Announces Fourth Quarter and Full Year 2015 Results

Englewood, CO, February 24, 2016—EchoStar Corporation (NASDAQ: SATS) today announced its financial results for the fourth quarter and full year ended December 31, 2015.

Fourth Quarter 2015 Financial Highlights:

•                  Consolidated revenues of $791 million.

•                  Consolidated EBITDA of $223 million.

•                  Consolidated net income attributable to EchoStar common stock of $66.3 million and diluted earnings per share of $0.71.

•                  Hughes net subscriber additions of approximately 9,000. Approximately 1,035,000 subscribers as of December 31, 2015.

•                  Record enterprise contract awards of $479 million at Hughes.

Full Year Ended December 31, 2015 Financial Highlights:

•                  Consolidated revenue of $3.1 billion.

•                  Consolidated EBITDA of $865 million.

•                  Consolidated net income attributable to EchoStar common stock of $163.7 million and diluted earnings per share of $1.75.

•                  Strong liquidity with cash, cash equivalents and current marketable investment securities of $1.54 billion as of December 31, 2015.

Set forth below is a table highlighting certain of EchoStar’s segment results for the three and twelve months ended December 31, 2015 and 2014:

	For the Three Months		For the Twelve Months
	Ended December 31,		Ended December 31,
	2015	2014	2015	2014
	(Dollars in thousands)
Revenue
Hughes	$347,146	$343,621	$1,347,340	$1,327,718
EchoStar Technologies Corp.	325,101	371,389	1,298,198	1,627,366
EchoStar Satellite Services	116,304	127,491	490,591	484,455
All Other & Eliminations	2,036	1,387	7,585	6,039
Total	$790,587	$843,888	$3,143,714	$3,445,578
EBITDA
Hughes	$100,415	$89,661	$396,684	$356,871
EchoStar Technologies Corp.	25,981	35,052	106,745	154,786
EchoStar Satellite Services	98,429	110,869	412,607	419,442
All Other & Eliminations	(2,084)	(5,775)	(50,683)	(28,518)
Total	$222,741	$229,807	$865,353	$902,581
Net income (loss) attributable to EchoStar common stock	$66,296	$54,766	$163,700	$165,268
Diluted earnings per share (in dollars)	$0.71	$0.59	$1.75	$1.78
Capital expenditures	$223,369	$245,599	$703,520	$680,026

The following table reconciles total consolidated EBITDA to “Income/(loss) before income taxes”.

	For the Three Months		For the Years
	Ended December 31,		Ended December 31,
	2015	2014	2015	2014
	(In thousands)
EBITDA	$222,741	$229,807	$865,353	$902,581
Interest income and expense, net	(23,396)	(36,843)	(111,637)	(162,247)
Depreciation and amortization	(129,610)	(140,509)	(528,158)	(556,676)
Net income (loss) attributable to noncontrolling interests	(972)	(2,379)	(3,986)	(5,325)
Income (loss) before income taxes	$68,763	$50,076	$221,572	$178,333

Note on Use of Non-GAAP Financial Measures

EBITDA is defined as “Net income (loss) attributable to EchoStar” excluding “Interest expense, net of amounts capitalized,” “interest income”, “Income tax benefit (provision), net” and “Depreciation and amortization.”  EBITDA is not a measure determined in accordance with US GAAP. This non-GAAP measure is reconciled to income (loss) before income taxes in the table above. EBITDA should not be considered in isolation or as a substitute for operating income, net income or any other measure determined in accordance with GAAP. Conceptually, EBITDA measures the amount of income generated each period that could be used to service debt, pay taxes and fund capital expenditures. EBITDA is used by our management as a measure of operating efficiency and overall financial performance for benchmarking against our peers and competitors. Management believes EBITDA provides meaningful supplemental information regarding liquidity and the underlying operating performance of our business. Management also believes that EBITDA is useful to investors because it is frequently used by securities analysts, investors, and other interested parties to evaluate the performance of companies in our industry.

The consolidated financial statements of EchoStar for the periods ended December 31, 2015 and 2014 are attached to this press release. Detailed financial data and other information are available in EchoStar’s Annual Report on Form 10-K for the year ended December 31, 2015 filed today with the Securities and Exchange Commission.

EchoStar will host its earnings conference call on Wednesday, February 24, 2016 at 11:00 a.m. Eastern Time. The call-in numbers are (877) 815-1625 (toll-free) and (716) 247-5178 (international), Conference ID # 93525715.

About EchoStar Corporation

EchoStar Corporation (NASDAQ:  SATS) is a premier global provider of satellite and video delivery solutions.  Headquartered in Englewood, Colo., and conducting business around the globe, EchoStar is a pioneer in secure communications technologies through its EchoStar Satellite Services, EchoStar Technologies Corporation, and Hughes Network Systems business segments.

Safe Harbor Statement under the US Private Securities Litigation Reform Act of 1995

This press release may contain statements that are forward looking, as that term is defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this release, the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “project,” “plans,” and similar expressions and the use of future dates are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements are subject to certain risks, uncertainties, and assumptions. See “Risk Factors” in EchoStar’s Annual Report on Form 10-K for the year ended December 31, 2015, filed today with the Securities and Exchange Commission and in the other documents EchoStar files with the Securities and Exchange Commission from time to time.

###

Contact Information

EchoStar Investor Relations	EchoStar Media Relations
Deepak V. Dutt Phone: +1 301-428-1686 Email: deepak.dutt@echostar.com	Jill Searl Brodeur Partners Media Relations Phone: +1 603-559-5824 Email: jsearl@brodeur.com

ECHOSTAR CORPORATION

Consolidated Balance Sheets

(Dollars in thousands, except per-share amounts)

	As of December 31,
	2015	2014
Assets
Current Assets:
Cash and cash equivalents	$924,240	$549,053
Marketable investment securities, at fair value	612,338	1,139,103
Trade accounts receivable, net of allowance for doubtful accounts of $12,485 and $14,188, respectively	179,240	163,232
Trade accounts receivable - DISH Network, net of allowance for doubtful accounts of zero	277,159	251,669
Inventory	67,010	62,963
Prepaid expenses	56,949	67,164
Deferred tax assets	—	87,208
Other current assets	16,723	7,699
Total current assets	2,133,659	2,328,091
Noncurrent Assets:
Restricted cash and marketable investment securities	21,002	18,945
Property and equipment, net of accumulated depreciation of $2,998,074 and $2,899,353, respectively	3,412,990	3,194,793
Regulatory authorizations, net	543,812	568,378
Goodwill	510,630	510,630
Other intangible assets, net	132,653	195,662
Investments in unconsolidated entities	209,264	159,962
Other receivable - DISH Network	90,966	90,241
Other noncurrent assets, net	185,786	187,296
Total noncurrent assets	5,107,103	4,925,907
Total assets	$7,240,762	$7,253,998
Liabilities and Stockholders’ Equity
Current Liabilities:
Trade accounts payable	$213,671	$188,282
Trade accounts payable - DISH Network	24,682	32,474
Current portion of long-term debt and capital lease obligations	35,698	41,912
Deferred revenue and prepayments	61,881	71,708
Accrued compensation	29,767	32,117
Accrued royalties	22,531	27,590
Accrued expenses and other	138,601	123,650
Total current liabilities	526,831	517,733
Noncurrent Liabilities:
Long-term debt and capital lease obligations, net of current portion	2,187,943	2,325,775
Deferred tax liabilities	650,392	679,524
Other noncurrent liabilities	93,954	107,328
Total noncurrent liabilities	2,932,289	3,112,627
Total liabilities	3,459,120	3,630,360
Commitments and Contingencies (Note 16)

Stockholders’ Equity:
Preferred Stock, $.001 par value, 20,000,000 shares authorized:
Hughes Retail Preferred Tracking Stock, $.001 par value, 13,000,000 shares authorized, 6,290,499 issued and outstanding at each of December 31, 2015 and 2014	6	6
Common stock, $.001 par value, 4,000,000,000 shares authorized:
Class A common stock, $.001 par value, 1,600,000,000 shares authorized, 51,087,839 shares issued and 45,555,521 shares outstanding at December 31, 2015 and 49,576,247 shares issued and 44,043,929 shares outstanding at December 31, 2014	51	50
Class B common stock, $.001 par value, 800,000,000 shares authorized, 47,687,039 shares issued and outstanding at each of December 31, 2015 and 2014	48	48
Class C common stock, $.001 par value, 800,000,000 shares authorized, none issued and outstanding at each of December 31, 2015 and 2014	—	—
Class D common stock, $.001 par value, 800,000,000 shares authorized, none issued and outstanding at each of December 31, 2015 and 2014	—	—
Additional paid-in capital	3,776,451	3,706,122
Accumulated other comprehensive loss	(117,233)	(55,856)
Accumulated earnings (deficit)	134,317	(19,040)
Treasury stock, at cost	(98,162)	(98,162)
Total EchoStar stockholders’ equity	3,695,478	3,533,168
Noncontrolling interest in HSS Tracking Stock	74,854	80,457
Other noncontrolling interests	11,310	10,013
Total stockholders’ equity	3,781,642	3,623,638
Total liabilities and stockholders’ equity	$7,240,762	$7,253,998

ECHOSTAR CORPORATION

Consolidated Statements of Operations

(Dollars in thousands, except per-share amounts)

	For the Years Ended December 31,
	2015	2014	2013
Revenue:
Equipment revenue - DISH Network	$763,184	$1,145,979	$1,311,446
Equipment revenue - other	358,301	374,049	347,910
Services and other revenue - DISH Network	918,301	828,612	620,189
Services and other revenue - other	1,103,928	1,096,938	1,002,907
Total revenue	3,143,714	3,445,578	3,282,452
Costs and Expenses:
Cost of sales - equipment (exclusive of depreciation and amortization)	948,655	1,288,998	1,430,777
Cost of sales - services and other (exclusive of depreciation and amortization)	856,065	838,918	776,121
Selling, general and administrative expenses	374,116	372,010	358,499
Research and development expenses	78,287	60,886	67,942
Depreciation and amortization	528,158	556,676	507,111
Impairment of long-lived assets	2,400	—	38,415
Total costs and expenses	2,787,681	3,117,488	3,178,865
Operating income	356,033	328,090	103,587

Other Income (Expense):
Interest income	10,429	9,102	14,656
Interest expense, net of amounts capitalized	(122,066)	(171,349)	(192,554)
Loss from partial redemption of debt	(5,044)	—	—
Gains (losses) on marketable investment securities, net	(6,443)	41	38,341
Other-than-temporary impairment loss on marketable investment securities	(11,226)	—	—
Equity in earnings (losses) of unconsolidated affiliates, net	1,895	8,198	(5,024)
Other, net	(2,006)	4,251	6,958
Total other expense, net	(134,461)	(149,757)	(137,623)
Income (loss) before income taxes	221,572	178,333	(34,036)
Income tax (provision) benefit, net	(72,201)	(30,784)	37,437
Net income	149,371	147,549	3,401
Less: Net loss attributable to noncontrolling interest in HSS Tracking Stock	(5,603)	(6,714)	—
Less: Net income attributable to other noncontrolling interests	1,617	1,389	876
Net income attributable to EchoStar	153,357	152,874	2,525
Less: Net loss attributable to Hughes Retail Preferred Tracking Stock (Note 4)	(10,343)	(12,394)	—
Net income attributable to EchoStar common stock	$163,700	$165,268	$2,525

Weighted-average common shares outstanding - Class A and B common stock:
Basic	92,397	91,190	89,405
Diluted	93,466	92,616	90,952

Earnings per share - Class A and B common stock:
Basic	$1.77	$1.81	$0.03
Diluted	$1.75	$1.78	$0.03

Comprehensive Income (Loss)
Net income	$149,371	$147,549	$3,401
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments	(62,731)	(31,935)	(16,394)
Recognition of foreign currency translation loss in net income	1,889	—	—
Unrealized gains (losses) on marketable investment securities and other	(12,046)	(9,462)	18,413
Recognition of other-than-temporary loss on marketable investment securities in net income	11,226	—	—
Recognition of realized gains on marketable investment securities in net income	(35)	(41)	(36,312)
Total other comprehensive loss, net of tax	(61,697)	(41,438)	(34,293)
Comprehensive income (loss)	87,674	106,111	(30,892)
Less: Comprehensive loss attributable to noncontrolling interest in HSS Tracking Stock	(5,603)	(6,714)	—
Less: Comprehensive income (loss) attributable to other noncontrolling interests	1,297	1,152	(10)
Comprehensive income (loss) attributable to EchoStar	$91,980	$111,673	$(30,882)

ECHOSTAR CORPORATION

Consolidated Statements of Cash Flows

(In thousands)

	For the Years Ended December 31,
	2015	2014	2013
Cash Flows from Operating Activities:
Net income	$149,371	$147,549	$3,401
Adjustments to reconcile net income to net cash flows from operating activities:
Depreciation and amortization	528,158	556,676	507,111
Equity in losses (earnings) of unconsolidated affiliates, net	(1,895)	(8,198)	5,024
Loss from partial redemption of debt	5,044	—	—
Losses (gains) and other-than-temporary impairment on marketable investment securities, net	17,669	(41)	(38,341)
Impairment of long-lived assets	2,400	—	38,415
Stock-based compensation	21,839	14,683	18,353
Deferred tax provision (benefit)	56,132	31,742	(35,780)
Changes in current assets and current liabilities, net:
Trade accounts receivable	(36,749)	(18,023)	42,580
Allowance for doubtful accounts	(1,703)	950	(2,995)
Trade accounts receivable - DISH Network	(25,490)	104,051	(77,790)
Inventory	(4,906)	2,608	16,529
Other current assets	6,499	9,930	5,182
Trade accounts payable	37,228	(22,230)	(76,497)
Trade accounts payable - DISH Network	(7,792)	(26,508)	28,783
Accrued expenses and other	1,477	26,469	38,085
Changes in noncurrent assets and noncurrent liabilities, net	1,616	(8,305)	(41,650)
Other, net	27,553	28,778	20,097
Net cash flows from operating activities	776,451	840,131	450,507
Cash Flows from Investing Activities:
Purchases of marketable investment securities	(536,430)	(1,523,514)	(1,080,437)
Sales and maturities of marketable investment securities	1,057,034	1,353,157	912,030
Purchases of property and equipment	(809,270)	(680,026)	(391,873)
Refunds and other receipts related to capital expenditures	105,750	—	—
Changes in restricted cash and marketable investment securities	(2,057)	(2,808)	12,908
Investments in unconsolidated entities	(64,655)	—	—
Acquisition of regulatory authorization	(3,428)	—	(41,748)
Proceeds from asset transfers to DISH Network	—	—	40,398
Capital contribution to Sling TV Holding	—	(18,569)	(7,000)
Expenditures for externally marketed software	(22,327)	(22,955)	(17,215)
Other, net	72	7,125	2,648
Net cash flows from investing activities	(275,311)	(887,590)	(570,289)
Cash Flows from Financing Activities:
Repayment of 6 1/2% Senior Secured Notes due 2019 and related premium	(113,300)	—	—
Repayment of other long-term debt and capital lease obligations	(44,804)	(63,122)	(68,225)
Net proceeds from Class A common stock options exercised and stock issued under the Employee Stock Purchase Plan	38,729	28,857	71,247
Net proceeds from issuance of Tracking Stock (Note 4)	—	7,526	—
Excess tax benefit from stock option exercises	3,929	(7,252)	12,663
Other, net	(4,811)	(1,105)	2,641
Net cash flows from financing activities	(120,257)	(35,096)	18,326
Effect of exchange rates on cash and cash equivalents	(5,696)	(2,511)	3,961
Net increase (decrease) in cash and cash equivalents	375,187	(85,066)	(97,495)
Cash and cash equivalents, beginning of period	549,053	634,119	731,614
Cash and cash equivalents, end of period	$924,240	$549,053	$634,119

Supplemental Disclosure of Cash Flow Information:
Cash paid for interest (including capitalized interest)	$179,114	$188,087	$188,331
Capitalized interest	$63,808	$23,774	$3,968
Cash paid for income taxes	$6,394	$14,221	$16,728
Employee benefits paid in Class A common stock	$10,711	$10,316	$4,761
Satellites and other assets financed under capital lease obligations	$8,604	$3,312	$5,316
Increase (decrease) in capital expenditures included in accounts payable, net	$(7,123)	$11,436	$(8,921)
Noncash assets contributed to SmarDTV (Note 6)	$6,651	$—	$—
Net noncash assets transferred from DISH Network in exchange for Tracking Stock (Note 4)	$—	$386,691	$—
Noncash assets received from Sling TV Holding (Note 6)	$—	$34,075	$—
Capitalized in-orbit incentive obligations	$—	$—	$18,000
Reduction of capital lease obligation for AMC-15 and AMC-16	$4,500	$—	$6,694
Liabilities assumed in regulatory authorization acquisition	$—	$—	$10,304